UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In April, 2006, Michael G. Rubin, the Chairman of the Board, President and Chief Executive Officer of the Company, pledged a total of 4,400,000 shares of the Company’s common stock owned by him to Bear Stearns Securities Corp. as security for a margin loan. As of June 26, 2007, Mr. Rubin beneficially owned 7,509,654 shares of common stock (which includes the pledged shares), including 1,308,063 shares which Mr. Rubin has the right to acquire under outstanding stock options that are exercisable or will become exercisable within 60 days of June 26, 2007 or which are issuable upon the vesting of outstanding unvested restricted stock or restricted stock units within 60 days of June 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Arthur H. Miller
Arthur H. Miller Executive Vice President and General Counsel

Dated: June 26, 2007